Exhibit 23.1

INDEPENDENT AUDITOR’S CONSENT

We consent to the use of our reports incorporated herein by reference and to the reference of our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

KPMG LLP

Miami, Florida
July 31, 2003